                                                                    Exhibit 10.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the use of our consolidated financial statements dated November 23, 2000 as of and for the year ended December 31, 1998 for Millennium Direct, Inc. for purposes of inclusion in Form 10-SB.



Vlahakis & Associates, CPA.
February 3, 2001